UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Earliest event reported) January 9, 2007

BIOPHAN TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-26057	82-0507874
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

150 Lucius Gordon Drive, Suite 215
West Henrietta, New York		14586
(Address of principal executive offices)		(Zip code)

(585) 214-2441

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 9, 2007, our management, in consultation with the Audit Committee of our Board of Directors, determined that we will make a change to the historical accounting treatment of our minority interest in Myotech, LLC. This change relates only to the interpretation of existing accounting literature and does not involve new facts or circumstances.

Historically, we have applied the equity method of accounting for our investment in Myotech, LLC. However, based on review and consultation with our independent registered public accounting firm, we have determined that treatment of Myotech as a variable interest entity and consolidation of the operations of Myotech with our operations is the appropriate treatment under FASB Interpretation Number 46 (revised December 2003), Consolidation of Variable Interest Entities. As a result, we will restate our financial statements and other financial information for the fiscal year ended February 28, 2006 and for the fiscal quarters ended November 30, 2005, May 31, 2006 and August 31, 2006. Our previously filed financial statements and Management’s Report on Internal Control over Financial Reporting for those periods should no longer be relied upon.

The financial statements and other financial information to be included in our Quarterly Report on Form 10-Q for the period ended November 30, 2006, which we expect to file on or before January 16, 2006, will reflect consolidation of Myotech’s operations with our operations in conformity with FIN 46(R). Simultaneously with the filing of our Form 10-Q for the period ended November 30, 2006, we intend to file amendments to our Annual Report on Form 10-K for the fiscal year ended February 28, 2006 and to our Quarterly Reports on Form 10-Q for the fiscal quarters ended November 30, 2005, May 31, 2006 and August 31, 2006 reflecting a restatement of our financial statements and other financial information in conformity with FIN 46(R). We expect that the restatement of our financial statements will reflect the following changes:

	Change from Previous Report (Non-Cumulative)
($ - millions)	November 30, 2005	February 28, 2006	May 31, 2006	August 31, 2006
	Form 10-Q	Form 10-K	Form 10-Q	Form 10-Q
Balance Sheet

Assets	$14.2	$13.2	$12.6	$11.9

Liabilities	0.3	0.1	0.4	0.4

Minority interest	15.7	15.1	14.4	13.9

Equity	(1.9)	(2.0)	(2.3)	(2.5)

Income Statement

Operating loss	$-0-	$(1.0)	$(1.2)	$(1.0)

Net loss	-0-	(0.2)	(0.2)	(0.2)

Additionally, our management has determined that a material weakness (within the meaning of the Auditing Standard No. 2, An Audit of Internal Control Over Financial Reporting Performed in Conjunction With an Audit of Financial Statements, of the Public Company Accounting Oversight Board) in our internal control over financial reporting existed as of November 30, 2005, February 28, 2006, May 31, 2006 and August 31, 2006 with regard to the evaluation of the appropriate accounting treatment of our interest in Myotech.

The Audit Committee of our Board of Directors reviewed the accounting treatment and disclosures referred to in this Current Report on Form 8-K and discussed such treatment and disclosures with Goldstein Golub Kessler LLP, our independent registered public accounting firm.

Cautionary Note Regarding Forward Looking Statements

Statements made in this Current Report on Form 8-K, as well as statements made by us in periodic filings with governmental entities, press releases and other public communications, that reflect our current assumptions and estimates of future performance may contain forward-looking statements to future events or future financial performance that involves risks and uncertainties. These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. These statements are only predictions and actual results could differ materially from those anticipated in these statements based upon a number of factors including those uncertainties and risk factors detailed from time to time in reports filed by us with the Securities and Exchange Commission, including our most recent reports on Forms 10-K and 10-Q.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHAN TECHNOLOGIES, INC.

Date: January 9, 2007	/s/ Darryl Canfield
Darryl Canfield
Chief Financial Officer